                                 EXHIBIT 24.1

                               POWER OF ATTORNEY



     KNOWN TO ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Robert L. Johnson and Debra L. Lee and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, in connection with the Company's Registration Statement on Form S-8 under the Securities Act, including, without limiting the generality of the foregoing, to sign this Registration Statement in the name and on behalf of the Company or on behalf of the undersigned as a director or officer of the Company, and any and all amendments or supplements to this Registration Statement, including any and all stickers and post-effective amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission and any applicable securities exchange or any other regulatory body, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


        SIGNATURE                            TITLE                          DATE
        ---------                            -----                          ----
/s/ Robert L. Johnson
--------------------------        Chief Executive Officer and          April 17, 1997
Robert L. Johnson                 Chairman

/s/ William T. Gordon, III
--------------------------        Executive Vice President,            April 17, 1997
William T. Gordon, III            Finance, Chief Financial
                                  Officer and Treasurer

/s/ Sheila Crump Johnson
--------------------------        Director                             April 17, 1997
Sheila Crump Johnson

/s/ Delano E. Lewis
--------------------------        Director                             April 17, 1997
Delano E. Lewis


/s/ John C. Malone, Ph.D.
---------------------------       Director                             April 17, 1997
John C. Malone, Ph.D.

/s/ Denzel Washington
---------------------------       Director                             April 17, 1997
Denzel Washington

/s/ Herbert P. Wilkins, Sr.
---------------------------       Director                             April 17, 1997
Herbert P. Wilkins, Sr.